UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2025

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 Oakton St. Morton Grove, IL	60053
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

          N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	LWAY	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 5, 2025, Lifeway Foods, Inc. (“Lifeway”), Fresh Made, Inc., a wholly-owned subsidiary of Lifeway (“Fresh Made”), Lifeway Wisconsin, Inc., a wholly-owned subsidiary of Lifeway (“Lifeway Wisconsin” and, together with Lifeway and Fresh Made, the “Borrowers”), and CIBC Bank USA, the Borrowers’ current lender (the “Lender”) entered into the Fifth Modification to the Amended and Restated Loan and Security Agreement (the “Fifth Modification”). The Fifth Modification amends the Amended and Restated Loan and Security Agreement, dated September 30, 2020, as amended from time to time (the “Credit Agreement”) and provides for, among other things, (i) increased the commitment for revolving loans under the Credit Agreement (the “Revolving Commitment”) from $5 million to $25 million, with interest payable at either the lender Base Rate (the Prime Rate minus 1.00%) or the SOFR plus 1.75% (the “Revolving Commitment Increase”), (ii) extended the termination date of the Credit Agreement (the “Termination Date”) to February 5, 2028 (the “Termination Date Extension”) and (iii) replaced the quarterly minimum working capital financial covenant with a financial covenant to maintain a maximum cash flow leverage ratio of no greater than 2.00 to 1.00 for each fiscal quarter commencing with the fiscal quarter ending March 31, 2025 (the “Maximum Cash Flow Leverage Covenant”).

Other than the Revolving Commitment Increase, the Termination Date Extension and the Maximum Cash Flow Leverage Covenant, the material terms and conditions of the Credit Agreement remain substantially unchanged after giving effect to the Fifth Modification. The Borrowers had no outstanding borrowings at the time of entry into the Fifth Modification.

The description of the Fifth Modification set forth above is qualified in its entirety by reference to the Fifth Modification filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Description

10.1	Fifth Modification to Amended and Restated Loan and Security Agreement dated as of February 5, 2025, by and among Lifeway Foods, Inc., Fresh Made, Inc., Lifeway Wisconsin, Inc., and CIBC Bank USA, as Lender.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.

Date: February 7, 2025	By:	/s/ Eric Hanson
		Name:	Eric Hanson
		Title:	Chief Financial Officer

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